UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

______________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 22, 2012

HELIOS AND MATHESON INFORMATION TECHNOLOGY INC.

(Exact name of registrant as specified in its charter)

Delaware (State or Other Jurisdiction of Incorporation)	0-22945 (Commission File Number)	13-3169913 (I.R.S. Employer Identification No.)

Empire State Building

350 5th Avenue

New York, New York 10118

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (212) 979-8228

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 5.07 Submission of Matters to a Vote of Security Holders.

The following are the voting results on each matter submitted to the Company’s shareholders at the Company’s Annual Shareholder Meeting held on May 22, 2012. The proposals below are described in detail in the Company’s Proxy Statement which was filed with the Securities and Exchange Commission on May 7, 2012. At the Annual Meeting, all of the proposals were approved.

1.	The election, for one-year term, of all persons nominated for directors was approved by the following vote:

Nominee	For	Withheld	Broker Non-Votes
Srinivasaiyer Jambunathan	1,977,870	0	1,000
Kishan Grama Ananthram	1,977,740	130	1,000
Divya Ramachandran	1,977,539	331	1,000
Viraj Patel	1,977,539	331	1,000

2.	Ratification of the appointment of Mercadien, P.C. as the Company’s independent registered public accountant firm for the 2012 fiscal year was approved by the following vote:

For	Against	Abstentions	Broker Non-Votes
1,978,870	0	0	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HELIOS AND MATHESON
INFORMATION TECHNOLOGY INC

By:	/s/ Umesh Ahuja
Chief Financial Officer

 Date:  May 23, 2012